EXHIBIT 10.2
AMENDMENT NO. 1 TO THE
AMENDED AND RESTATED LICENSE PURCHASE AGREEMENT BY AND AMONG T-MOBILE USA, INC., T-MOBILE LICENSE LLC, NEXTEL WEST CORP., AND LB LICENSE CO, LLC DATED AS OF MARCH 30, 2023
AND
TO THE LICENSE PURCHASE AGREEMENT BY AND AMONG T-MOBILE USA, INC., T-MOBILE LICENSE LLC, NEXTEL WEST CORP., AND LB LICENSE CO, LLC DATED AS OF MARCH 30, 2023

THIS AMENDMENT NO. 1 (this “Amendment”), dated as of August 25, 2023, to the Amended and Restated License Purchase Agreement By and Among T-Mobile USA, Inc., T-Mobile License LLC, Nextel West Corp., and LB License Co, LLC, dated as of March 30, 2023 (the “First Closing License Purchase Agreement”) and to the License Purchase Agreement By and Among T-Mobile USA, Inc., T-Mobile License LLC, Nextel West Corp., and LB License Co, LLC, dated as of March 30, 2023 (the “Second Closing License Purchase Agreement”), is entered into by and among (i) T-MOBILE USA, INC., a Delaware corporation (“T-Mobile”), T-MOBILE LICENSE LLC, a Delaware limited liability company (“T-Mobile License”), and NEXTEL WEST CORP., a Delaware corporation (“Nextel” and collectively with T-Mobile and T-Mobile License, the “T-Mobile Parties”), and (ii) LB LICENSE CO, LLC, a Delaware limited liability company (“LB License” or the “Seller”). Each T-Mobile Party and the Seller is a “Party,” and the T-Mobile Parties and the Seller are the “Parties”; provided that as the context requires (i.e., when the applicable provision describes a two-party relationship or interaction), the T-Mobile Parties, collectively, shall be deemed to be a single Party. Capitalized terms used herein without definition shall have the respective meanings attributed thereto in the First Closing License Purchase Agreement and the Second Closing License Purchase Agreement.

WHEREAS the Parties agreed that certain Seller Licenses would be included in and subject to the terms of the First Closing License Purchase Agreement and other Seller Licenses would be included in and subject to the terms of the Second Closing License Purchase Agreement;

WHEREAS, the Parties have agreed that it is in their mutual best interests to reallocate the Seller Licenses for the Dallas, Texas market originally scheduled for sale in the First Closing License Purchase Agreement to be scheduled for sale in the Second Closing License Purchase Agreement; and

WHEREAS, the undersigned Parties desire to amend the First Closing License Purchase Agreement and the Second Closing License Purchase Agreement to reflect this reallocation of the Dallas, Texas Seller Licenses to the Second Closing License Purchase Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Parties hereby agree as follows:

1.     Amend and Restate Recitals for the First Closing License Purchase Agreement and Second Closing License Purchase Agreement. The recitals of both agreements are amended and restated in their entirety as follows:

    (a)    The recitals of the First Closing License Purchase Agreement are hereby deleted in their entirety and replaced with the following:

“WHEREAS, the Seller holds the 600 MHz licenses granted by the FCC that are identified in Schedule A (the “Seller Licenses”) for the St. Louis, Missouri, Salt Lake City, Utah, Atlanta, Georgia, San Francisco, California, Tampa, Florida, Columbus,

Ohio, Minneapolis-St. Paul, Minnesota, Seattle, Washington, Philadelphia, Pennsylvania, Baltimore, Maryland – Washington, DC and Phoenix, Arizona markets;

WHEREAS, the Seller leases the Seller Licenses to T-Mobile License pursuant to a spectrum lease identified by ULS Application File No. 0009021220 (as amended and restated concurrently with the execution and delivery of this Agreement, the “Existing Lease”);

WHEREAS, the T-Mobile Parties and Seller are party to the License Purchase Agreement, dated as of August 8, 2022, pursuant to which Seller has agreed to sell, and the T-Mobile Parties have agreed to purchase, the Seller Licenses (and the 600 MHz licenses granted by the FCC subject to the Second Closing License Purchase Agreement (as defined below)) in the manner and subject to the terms and conditions set forth therein, with respect to which Nextel became a party pursuant to the Assignment and Joinder, dated as of September 2, 2022 (collectively, the “Original Agreement”);

WHEREAS, the Parties desire to amend and restate the Original Agreement in its entirety on the terms and conditions set forth in this Agreement;

WHEREAS, concurrently with the execution and delivery of this Agreement, the Parties are entering into a license purchase agreement (the “Second Closing License Purchase Agreement”) pursuant to which the T-Mobile Parties will purchase from Seller and Seller will sell to the T-Mobile Parties additional 600 MHz licenses granted by the FCC (for the Dallas, Texas market, as more specifically identified therein); and

WHEREAS, concurrently with the execution and delivery of this Agreement, the T-Mobile Parties and Channel 51 License Co LLC (“Channel 51”) are entering into (i) an amended and restated license purchase agreement (the “Channel 51 First Closing License Purchase Agreement”) pursuant to which the T-Mobile Parties will purchase from Channel 51 and Channel 51 will sell to the T-Mobile Parties, certain 600 MHz licenses granted by the FCC (for the Houston, Texas, Los Angeles, California and Boston, Massachusetts markets, as more specifically identified therein) and (ii) a license purchase agreement pursuant to which the T-Mobile Parties will purchase from Channel 51 and Channel 51 will sell to the T-Mobile Parties, additional 600 MHz licenses granted by the FCC (for the Chicago, Illinois and New Orleans, Louisiana markets, as more specifically identified therein).”

    (b)    The recitals of the Second Closing License Purchase Agreement are hereby deleted in their entirety and replaced with the following:

“WHEREAS, the Seller holds the 600 MHz licenses granted by the FCC that are identified in Schedule A (the “Seller Licenses”) for the Dallas, Texas market;

WHEREAS, the Seller leases the Seller Licenses to T-Mobile License pursuant to a spectrum lease identified by ULS Application File No. 0009021220 (as amended and restated concurrently with the execution and delivery of this Agreement, the “Existing Lease”);

WHEREAS, concurrently with the execution and delivery of this Agreement, the Parties are entering into an amended and restated license purchase agreement (the “First Closing License Purchase Agreement”) pursuant to which the T-Mobile Parties will purchase from Seller and Seller will sell to the T-Mobile Parties certain 600 MHz licenses granted by the FCC (for the St. Louis, Missouri, Salt Lake City, Utah, Atlanta, Georgia, San Francisco, California, Tampa, Florida, Columbus, Ohio, Minneapolis-St.

Paul, Minnesota, Seattle, Washington, Philadelphia, Pennsylvania, Baltimore, Maryland – Washington, DC and Phoenix, Arizona markets); and

WHEREAS, concurrently with the execution and delivery of this Agreement, the T-Mobile Parties and Channel 51 License Co LLC (“Channel 51”) are entering into (i) an amended and restated license purchase agreement pursuant to which the T-Mobile Parties will purchase from Channel 51 and Channel 51 will sell to the T-Mobile Parties, certain 600 MHz licenses granted by the FCC (for the Houston, Texas, Los Angeles, California and Boston, Massachusetts markets, as more specifically identified therein) and (ii) a license purchase agreement pursuant to which the T-Mobile Parties will purchase from Channel 51 and Channel 51 will sell to the T-Mobile Parties, additional 600 MHz licenses granted by the FCC (for the Chicago, Illinois and New Orleans, Louisiana markets, as more specifically identified therein).”

2.    Amend and Restate Schedule A for the First Closing License Purchase Agreement and Second Closing License Purchase Agreement. Attachment 1 to this Amendment amends and restates in full the Schedule A Seller Licenses in the First Closing License Purchase Agreement, and Attachment 2 to this Amendment amends and restates the Schedule A Seller Licenses in the Second Closing License Purchase Agreement.

3.    Aggregate Purchase Price Updates. The aggregate purchase prices in both agreements are modified and amended as follows:

    (a)    The first paragraph of Section 2.1(b) of the First Closing License Purchase Agreement is hereby amended and restated as follows:

“(b)    In consideration for the grant, sale, conveyance, assignment, transfer and delivery of the Seller Licenses as set forth in Section 2.1(a), the T-Mobile Parties shall pay or cause to be paid, an aggregate amount in Cash equal to One Billion Seventy-Four Million Six Hundred Ninety-Six Thousand Four Hundred Sixty-Five Dollars ($1,074,696,465), less the applicable prepaid amount under the Existing Lease in accordance with Section 5.6(c) (the “Purchase Price”), which shall be payable as follows:”

    (b)    Exhibit B-1 Confession of Judgment of the First Closing License Purchase Agreement Purchase Price Payment reference “ONE BILLION FOUR HUNDRED THIRTY-FIVE MILLION THREE HUNDRED TWENTY-NINE THOUSAND NINE HUNDRED FIFTY-THREE DOLLARS ($1,435,329,953)” is hereby deleted and replaced with “ONE BILLION SEVENTY-FOUR MILLION SIX HUNDRED NINETY-SIX THOUSAND FOUR HUNDRED SIXTY-FIVE DOLLARS ($1,074,696,465).”

    (c)    Section 5 of Exhibit B-2 of the First Closing License Purchase Agreement principal amount reference “ONE BILLION FOUR HUNDRED THIRTY-FIVE MILLION THREE HUNDRED TWENTY-NINE THOUSAND NINE HUNDRED FIFTY-THREE DOLLARS ($1,435,329,953)” is hereby deleted and replaced with “ONE BILLION SEVENTY-FOUR MILLION SIX HUNDRED NINETY-SIX THOUSAND FOUR HUNDRED SIXTY-FIVE DOLLARS ($1,074,696,465).”

    (d)    The first paragraph of Section 2.1(b) of the Second Closing License Purchase Agreement is hereby amended and restated as follows:

“(b)    In consideration for the grant, sale, conveyance, assignment, transfer and delivery of the Seller Licenses as set forth in Section 2.1(a), the T-Mobile Parties shall pay or cause to be paid, an aggregate amount in Cash equal to Five Hundred Forty

Million Nine Hundred Fifty Thousand Two Hundred Thirty-Two Dollars ($540,950,232), less the applicable prepaid amount under the Existing Lease in accordance with Section 5.6(c) (the “Purchase Price”), which shall be payable as follows:”

4.    Effect of Amendment. Except as expressly modified pursuant to this Amendment, all of the terms, covenants and provisions of the First Closing License Purchase Agreement and Second Closing License Purchase Agreement shall continue in full force and effect. This Amendment is otherwise subject to the provisions of the First Closing License Purchase Agreement and Second Closing License Purchase Agreement, including without limitation Section 9.6 (Governing Law; Venue; Waiver of Jury Trial).

5.    Counterparts. This Amendment may be executed in any number of counterparts, including by original or facsimile counterparts or other electronic signature, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

[Signature Page follows]

IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment as of the date first above written.

T-MOBILE USA, INC	LB LICENSE CO, LLC

By: /s/ Peter Osvaldik	By: /s/ Monish Kundra
Name: Peter Osvaldik	Name: Monish Kundra
Title: Chief Financial Officer	Title: Authorized Signatory

T-MOBILE LICENSE LLC

By: /s/ Peter Osvaldik
Name: Peter Osvaldik
Title: Chief Financial Officer

NEXTEL WEST CORP.

By: /s/ Peter Osvaldik
Name: Peter Osvaldik
Title: Chief Financial Officer

[Signature Page to Amendment No. 1 dated as of August 25, 2023, to the Amended And Restated License Purchase Agreement By and Among T-Mobile USA, Inc., T-Mobile License LLC, Nextel West Corp., and LB License Co, LLC dated as of March 30, 2023 and to the License Purchase Agreement By and Among T-Mobile USA, Inc., T-Mobile License LLC, Nextel West Corp., and LB License Co, LLC, dated as of March 30, 2023]

Attachment 1 – SCHEDULE A TO AMENDED AND RESTATED LICENSE PURCHASE AGREEMENT BY AND AMONG T-MOBILE USA, INC., T-MOBILE LICENSE LLC, NEXTEL WEST CORP., AND LB LICENSE CO, LLC DATED AS OF MARCH 30, 2023

SCHEDULE A

Seller Licenses

FCC Callsign	Market Number - Market Name	Block	Service	Licensee/ Seller	Assignee*	Purchase Price Allocation**
WQZM718	PEA024 - Saint Louis, MO	A	600 MHz	LB License Co, LLC	Nextel West Corp.
WQZM719	PEA024 - Saint Louis, MO	B	600 MHz	LB License Co, LLC	Nextel West Corp.
WQZM720	PEA027 - Salt Lake City, UT	D	600 MHz	LB License Co, LLC	Nextel West Corp.
WQZM721	PEA011 - Atlanta, GA	D	600 MHz	LB License Co, LLC	T-Mobile License LLC
WQZM724	PEA004 - San Francisco, CA	D	600 MHz	LB License Co, LLC	Nextel West Corp.
WQZM726	PEA021 - Tampa, FL	E	600 MHz	LB License Co, LLC	Nextel West Corp.
WQZM728	PEA037 - Columbus, OH	A	600 MHz	LB License Co, LLC	Nextel West Corp.
WQZM729	PEA037 - Columbus, OH	B	600 MHz	LB License Co, LLC	Nextel West Corp.
WQZM731	PEA017 - Minneapolis-St. Paul, MN	E	600 MHz	LB License Co, LLC	Nextel West Corp.
WQZM732	PEA016 - Seattle, WA	E	600 MHz	LB License Co, LLC	T-Mobile License LLC
WQZM733	PEA006 - Philadelphia, PA	E	600 MHz	LB License Co, LLC	T-Mobile License LLC
WQZM734	PEA005 - Baltimore, MD-Washington, DC	E	600 MHz	LB License Co, LLC	T-Mobile License LLC
WQZM740	PEA015 - Phoenix, AZ	E	600 MHz	LB License Co, LLC	Nextel West Corp.

* Subject to Section 9.1.

** Between the date of this Agreement and the Closing, the Parties shall discuss in good faith an allocation of the Purchase Price among the Seller Licenses, it being understood that the Parties shall be under no obligation to agree to an allocation or to file tax returns consistent with any agreed allocation.  Any such allocation shall be solely for tax purposes and not for any other purpose related to this Agreement or the transactions contemplated hereby. In no event shall there be any adjustment to the Purchase Price payable to the Seller pursuant to this Agreement based on any such allocation.

Attachment 2 – SCHEDULE A TO LICENSE PURCHASE AGREEMENT BY AND AMONG T-MOBILE USA, INC., T-MOBILE LICENSE LLC, NEXTEL WEST CORP., AND LB LICENSE CO, LLC DATED AS OF MARCH 30, 2023

SCHEDULE A

Seller Licenses

FCC Callsign	Market Number - Market Name	Block	Service	Licensee/Seller	Assignee*	Purchase Price Allocation
WQZM735	PEA008 - Dallas, TX	C	600 MHz	LB License Co, LLC	Nextel West Corp.	$180,316,744
WQZM736	PEA008 - Dallas, TX	D	600 MHz	LB License Co, LLC	Nextel West Corp.	$180,316,744
WQZM737	PEA008 - Dallas, TX	E	600 MHz	LB License Co, LLC	Nextel West Corp.	$180,316,744

*Subject to Section 9.1.